Exhibit 99.2

The following pro forma financial information has been prepared as if the Merger between RestorGenex and the Company occurred on January 1, 2014 for the Pro Forma Statement of Income for the Three Months Ended March 31, 2014. These pro forma financial statements are subject to change.

The information in these pro forma financials for the Company has been derived from the unaudited financial statements for the three months ended March 31, 2014. The information in these pro forma financials for RestorGenex has been derived from the unaudited financial statements for the three months ended March 31, 2014.

RestorGenex Corporation and Paloma Pharmaceuticals, Inc.

Pro Forma Income Statements

For the Three Months Ended March 31, 2014

	Three Months Ended March 31, 2014 (a)
			Pro Forma		Pro Forma
	RestorGenex	Paloma	Adjustments		Combined

Revenues	$–	$–	$–		$–

Operating expenses
General, administrative, research and development	611,845	86,000	81,250	(b)	779,095
Warrants, options and stock	149,885	52,340	–		202,225
Legal and professional services	131,686	77,495	–		209,181
Research and development	–	3,600	–		3,600
Depreciation and amortization	478,104	15,487	30,874	(c)	524,465
Total operating expenses	1,371,520	234,922	112,124		1,718,566

Loss from operations	(1,371,520)	(234,922)	(112,124)		(1,718,566)

Other (income)/expenses
Gain on adjustments to fair value of derivative liability	–	(146,807)	–		(146,807)
Gain on extinguishment of derivative liability	–	(1,040,095)	–		(1,040,095)
Gain from investment in marketable securities	–	(18,243)	–		(18,243)
Other income	(49,639)	(7,129)	–		(56,768)
Interest expense	58,294	29,925	–		88,219
Total other (income)/expenses	8,655	(1,182,349)	–		(1,173,694)

Net income/(loss)	$(1,380,175)	$947,427	$(112,124)		$(544,872)

Other comprehensive income/( loss)
Net unrealized income on marketable securities	$–	$16,546	$–		$16,546

Comprehensive income/(loss)	$(1,380,175)	$963,973	$(112,124)		$(528,326)

Basic and diluted earnings per share	$(0.23)	$–	$–		$(0.06)

Basic and fully-diluted weighted average shares outstanding	5,934,474	–	2,720,000	(d)	8,654,474

(a)	Assumes the mergers among RestorGenex, Paloma and VasculoMedics occurred on January 1, 2014.
(b)	Impact of employment agreement from January 1, 2014 to March 31, 2014.
(c)	Amortization of intangible assets for Paloma assuming a 20-year amortization period.
(d)	Impact on weighted average shares outstanding for the acquisition shares being outstanding for the entire quarter.

1

The following pro forma financial information has been prepared as if the Merger between RestorGenex and the Company occurred on January 1, 2013 for the Pro Forma Statement of Income for 2013. The information in these pro forma financials for the Company and RestorGenex has been derived from the audited financial statements for 2013. These pro forma financials are subject to change.

RestorGenex Corporation and Paloma Pharmaceuticals, Inc.

Pro Form Income Statements

For the Year Ended December 31, 2013

	Year Ended December 31, 2013 (a)
			Pro Forma	Pro Forma
	RestorGenex	Paloma	Adjustments	Combined

Revenues	$71,667	$–	$–	$71,667
Cost of revenues	–	–	–	–
Gross profit	71,667	–	–	71,667

Operating expenses
General and administrative	2,008,118	370,264	330,000 (b)	2,708,382
Impairment of intangible assets	1,935,621	–	–	1,935,621
Warrants, options and stock	4,228,317	142,461	–	4,370,778
Fair value of common stock exchanged for warrants	3,069,792	–	–	3,069,792
Legal and professional services	1,071,392	100,727	–	1,172,119
Depreciation and amortization	675,757	55,411	115,918 (c)	847,086
Total operating expenses	12,988,997	668,863	445,918	14,103,778

Loss from operations	(12,917,330)	(668,863)	(445,918)	(14,032,111)

Other (income)/expenses
Gain on adjustments to fair value of derivative liability	(8,980,077)	(419,921)	–	(9,399,998)
Gain on extinguishment of derivative liability	(1,635,967)	(742,567)	–	(2,378,534)
Loss on investment in marketable securities	–	184,127	–	184,127
Other income	(71,631)	(65,616)	–	(137,247)
Interest expense	228,294	119,699	–	347,993
Total other (income)/expenses	(10,459,381)	(924,278)	–	(11,383,659)
Net loss	(2,457,949)	255,145	(445,918)	(2,648,452)

Net loss attributed to non-controlling interests	(6,401)	–	–	(6,401)
Net loss attributed to RestorGenex Corporation	(2,464,350)	255,415	(445,918)	(2,654,853)

Preferred dividends	171,625	–	–	171,625

Net income/(loss) attributable to RestorGenex Corporation common shareholders	$(2,635,975)	$255,415	$(445,918)	$(2,826,478)

Other comprehensive income/( loss)
Net unrealized income on marketable securities	$–	$247,087	$–	$247,087

Comprehensive income/(loss)	$(2,635,975)	$502,502	$(445,918)	$(2,579,391)

Basic and diluted loss per share	$(1.00)	$–	$–	$(0.53)

Basic and fully-diluted weighted average shares outstanding	2,646,603	–	2,720,000 (d)	5,366,603

(a)	Assumes the merger between RestorGenex and Paloma occurred on January 1, 2013.
(b)	Adds the $330,000 of expenses associated with employment agreements for a Paloma executive that would be incurred from January 1, 2013.
(c)	Adds $115,918 of additional amortization for intangible assets at Paloma that would be incurred if amortization began on January 1, 2013.
(d)	Impact on weighted average shares if the 2,500,000 shares issued for the Paloma merger and the 220,000 shares issued for the VasculoMedics merger were outstanding for the full year.

2

The following pro forma financial information has been prepared as if the Merger between RestorGenex and the Company occurred on January 1, 2013 for the Pro Forma Statement of Income for 2012. The information in these pro forma financials for the Company and RestorGenex has been derived from the audited financial statements for 2012. These pro forma financials are subject to change.

RestorGenex Corporation and Paloma Pharmaceuticals, Inc.

Pro Form Income Statements

For the Year Ended December 31, 2012

	Year Ended December 31, 2012 (a)
			Pro Forma	Pro Forma
	RestorGenex	Paloma	Adjustments	Combined

Revenues	$374,542	$–	$–	$374,542
Cost of revenues	235,803	–	–	235,803
Gross profit	138,739	–	–	138,739

Operating expenses
General and administrative	4,570,161	349,674	330,000 (b)	5,249,835
Research and development	–	20,963	–	20,963
Impairment of intangible assets	1,423,844	–	–	1,423,844
Warrants, options and stock	3,643,662	1,081,388	–	4,725,050
Legal and professional services	2,128,898	49,999	–	2,178,897
Depreciation and amortization	164,043	44,657	105,533 (c)	314,233
Total operating expenses	11,930,608	1,546,681	435,533	13,912,822

Loss from operations	(11,791,869)	(1,546,681)	(435,533)	(13,774,083)

Other (income)/expenses
Loss on fair value of derivative liabilities in excess of proceeds	408,501	–	–	408,501
Gain on adjustments to fair value of derivative liability	(6,907,748)	(578,479)	–	(7,486,227)
Loss from investment in marketable securities	–	76,373	–	76,373
Other (income)/expenses	379,188	(38,083)	–	341,105
Increase in present value of remaining lease payments for facilities no longer occupied	1,010,111	–	–	1,010,111
Interest expense	167,894	118,693	–	286,587
Total other (income)/expenses	(4,942,054)	(421,496)	–	(5,363,550)
Net loss	(6,849,815)	(1,125,185)	(435,533)	(8,410,533)

Net loss attributed to non-controlling interests	(19,079)	–	–	(19,079)
Net loss attributed to RestorGenex Corporation	(6,868,894)	(1,125,185)	(435,533)	(8,429,612)

Preferred dividends	497,167	–	–	497,167

Net loss attributable to RestorGenex Corporation common shareholders	$(7,366,061)	$(1,125,185)	$(435,533)	$(8,926,779)

Other comprehensive income/( loss)
Net unrealized income on marketable securities	$–	$107,190	$–	$107,190

Comprehensive loss	$(7,366,061)	$(1,017,995)	$(435,533)	$(8,819,589)

Basic and diluted loss per share	$(8.16)	$–	$–	$(2.46)

Basic weighted average shares outstanding	903,139	–	2,720,000 (d)	3,623,139

Fully-diluted weighted average shares outstanding	1,121,987	–	2,720,000 (d)	3,841,987

(a)	Assumes the merger between RestorGenex and Paloma occurred on January 1, 2012.
(b)	Adds the $330,000 of expenses associated with employment agreements for a Paloma executive that would be incurred from January 1, 2012.
(c)	Adds $105,533 of additional amortization for intangible assets at Paloma that would be incurred if amortization began on January 1, 2012.
(d)	Impact on weighted average shares if the 2,500,000 shares issued for the Paloma merger and the 220,000 shares issued for the VasculoMedics merger were outstanding for the full year.

3